SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): August 16, 2000.



                          ISO BLOCK PRODUCTS USA, INC.
             (Exact Name of Registrant as Specified in Its Charter)




        Colorado                       0-25810                   84-1206503
   (State or Other              (Commission File Number)     (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)


                     2250 North 1500 West, Ogden, Utah 84404
          (Address of Principal Executive Offices, Including Zip Code)


                                 (801) 395-2796
              (Registrant's Telephone Number, Including Area Code)

                          ISO Block Products USA, Inc.
                8037 S. Datura Street, Littleton, Colorado 80120
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT.

                  Effective August 16, 2000, ISO Block Products USA, Inc. (the "Company" or the "Registrant"), underwent a change of control in connection with its acquisition of Cryocon, Inc., a Utah corporation ("Cryocon"), in a stock for stock exchange, as more fully described below under Item 2. As a result of the stock exchange, (i) persons designated by Cryocon constituted the Company's board of directors, and (ii) the former shareholders of Cryocon became the holders of 44,000,000 shares of the Company's common stock, out of approximately 49,000,000 shares issued and outstanding following the exchange.

                  Following the exchange, Robert W. Brunson, Debra Brunson, Harry Brunson and Randy Sant, all designees of Cryocon, became directors of the Company, and Egin Bresnig, Karin Kuhbander, and Dean Wicker resigned their positions as directors of the Registrant. On July 20, 2000, the Company filed with the Securities and Exchange Commission an information statement pursuant to Rule 14f-1 under the Securities Exchange Act of 1934, as amended, which among other things described the impending stock exchange and change of control. Biographical information concerning the new directors is set forth in that information statement.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On April 25, 2000, the Company and Cryocon entered into an Agreement and Plan of Reorganization (the "Agreement"), providing for the Company's purchase of all the outstanding capital stock of Cryocon in exchange for the Company's issuance of 44,000,000 shares of its common stock to the holders of the Cryocon shares. The share exchange is intended to qualify as a tax-free reorganization pursuant to Sections 351 and 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

                  Further information concerning Cryocon is set forth in the information statement filed by the Company on July 20, 2000. The Agreement and Plan of Reorganization is filed as an exhibit to this report.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Financial Statements of Business Acquired

                           The audited  financial  statements  of Cryocon  Inc.,
consisting of balance sheet dated as of March 31, 2000, and statements of operations, stockholders' equity (deficit) and cash flows for the period from inception (October 20, 1999) through March 31, 2000, together with footnotes, are set forth beginning at page F-1.

                  (b)      Pro Forma Financial Information

                           The pro forma  financial  information  required to be
disclosed hereunder will be filed by amendment to this initial report on form 8-K not later than 60 days after the date by which this initial report must be filed.

                  (c)      Exhibits

                           The  following  exhibits are included as part of this
report:

                  2.1 Agreement and Plan of Reorganization, dated as of April 25, 2000, by and among the Company, Cryocon Inc. and the shareholders of Cryocon Inc.


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ISO BLOCK PRODUCTS USA, INC.




Date:  August __, 2000                      By: /s/ Robert W. Brunson
                                            --------------------------------
                                                 Name:  Robert W. Brunson
                                                 Title: President

                                  CRYOCON, INC.
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS

                                 March 31, 2000

                                 C O N T E N T S


Independent Auditors' Report........................................... F - 3

Balance Sheet.......................................................... F - 4

Statement of Operations................................................ F - 5

Statement of Stockholders' Equity (Deficit)............................ F - 6

Statement of Cash Flows................................................ F - 8

Notes to the Financial Statements...................................... F - 9

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Stockholders of
Cryocon, Inc.
(A Development Stage Company)
Ogden, Utah


We have audited the accompanying balance sheet of Cryocon, Inc. (a development stage company) as of March 31, 2000 and the related statements of operations, stockholders' equity (deficit) and cash flows from inception on October 20, 1999 through March 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cryocon, Inc. (a development stage company) as of March 31, 2000 and the results of its operations and its cash flows from inception on October 20, 1999 through March 31, 2000 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company is a development stage company with no significant operating results to date, which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of the uncertainty.



HJ & Associates, LLC
Salt Lake City, Utah
July 14, 2000

                                  CRYOCON, INC.
                          (A Development Stage Company)
                                  Balance Sheet
                                     ASSETS
                                     ------


                                                                            March 31,
                                                                                 2000
                                                                            ---------

CURRENT ASSETS

   Cash                                                                 $          71,771
   Accounts receivable, net                                                        12,611
                                                                        -----------------

     Total Current Assets                                                          84,382

PROPERTY AND EQUIPMENT, NET (Note 2)                                            2,260,585
                                                                        -----------------

OTHER ASSETS

   Patents, trademarks and licenses, net (Note 1)                                 419,067
                                                                        -----------------

     Total Other Assets                                                           419,067
                                                                        -----------------

     TOTAL ASSETS                                                       $       2,764,034
                                                                        =================

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                 ----------------------------------------------

CURRENT LIABILITIES

   Accounts payable                                                     $          75,705
   Accrued expenses                                                                80,320
   Current portion long-term debt (Note 4)                                      2,863,149
                                                                        -----------------

     Total Current Liabilities                                                  3,019,174
                                                                        -----------------

LONG-TERM LIABILITIES

   Note payable, related party (Note 3)                                            50,000
   Long-term debt (Note 4)                                                        187,291
                                                                        -----------------

     Total Long-Term Liabilities                                                  237,291
                                                                        -----------------

     TOTAL LIABILITIES                                                          3,256,465
                                                                        -----------------

STOCKHOLDERS' EQUITY (DEFICIT)

   Common stock: 20,000,000 shares authorized of no
    par value, 11,000,000 shares issued and outstanding                           577,500
   Deficit accumulated during the development stage                            (1,069,931)
                                                                        -----------------

     Total Stockholders' Equity (Deficit)                                        (492,431)
                                                                        -----------------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)               $       2,764,034
                                                                        =================


   The accompanying notes are an integral part of these financial statements.

                                  CRYOCON, INC.
                          (A Development Stage Company)
                             Statement of Operations



                                                                                          From
                                                                                  Inception on
                                                                                   October 20,
                                                                                  1999 Through
                                                                                     March 31,
                                                                                          2000
                                                                             -----------------

REVENUES

   Sales                                                                     $          22,505
                                                                             -----------------

COST OF SALES

   Supplies and materials                                                                6,979
                                                                             -----------------

GROSS MARGIN                                                                            15,526
                                                                             -----------------

EXPENSES

   Advertising                                                                          53,524
   Depreciation and amortization                                                        42,299
   General and administrative                                                          963,490
                                                                             -----------------

     Total Expenses                                                                  1,059,313
                                                                             -----------------

OPERATING LOSS                                                                      (1,043,787)
                                                                             -----------------

OTHER (EXPENSE)

   Interest expense                                                                    (26,144)
                                                                             -----------------

     Total Other (Expense)                                                             (26,144)
                                                                             -----------------

NET LOSS                                                                     $      (1,069,931)
                                                                             =================

BASIC LOSS PER SHARE                                                         $           (0.31)
                                                                             =================

FULLY DILUTED LOSS PER SHARE                                                 $           (0.31)
                                                                             =================

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING                                        3,472,710
                                                                             =================

  The accompanying notes are an integral part of these financial statements.

                                  CRYOCON, INC.
                          (A Development Stage Company)
                   Statement of Stockholders' Equity (Deficit)


                                                                                                  Deficit
                                                                                                 Accumulated
                                                                   Common Stock                   During the
                                                              --------------------------         Development
                                                              Shares              Amount           Stage
                                                              ------              ------         -----------

Balance at inception on
 October 20, 1999                                                  -       $           -       $          -

Issuance of common stock to founders
 for services at $0.00 per share                                    1,000              -                  -

Issuance of common stock to founders
 for services at $0.00 per share                                  524,000              -                  -

Issuance of common stock to founders
 for services and intangible assets at
 $0.00 per share                                                9,700,000              -                  -

Issuance of common stock for services
 at $0.75 per share                                               100,000              75,000             -

Issuance of common stock for cash
 at $0.50 per share                                                10,000               5,000             -

Issuance of common stock for services
 at $0.50 per share                                                 5,000               2,500             -

Issuance of common stock for cash
 at $0.50 per share                                                10,000               5,000             -

Issuance of common stock for cash
 at $0.50 per share                                                 4,000               2,000             -

Issuance of common stock for services
 at $0.50 per share                                                16,000               8,000             -

Issuance of common stock for services
 at $0.75 per share                                               100,000              75,000             -

Issuance of common stock for services
 at $0.75 per share                                               500,000             375,000             -

Issuance of common stock for cash at
 $1.00 per share                                                   10,000              10,000             -
                                                       ------------------  ------------------  -----------------

Balance forward                                                10,980,000  $          557,500  $          -
                                                       ------------------  ------------------  -----------------

  The accompanying notes are an integral part of these financial statements.

                                  CRYOCON, INC.
                          (A Development Stage Company)
             Statement of Stockholders' Equity (Deficit) (Continued)


                                                                                                  Deficit
                                                                                                 Accumulated
                                                                   Common Stock                   During the
                                                              --------------------------         Development
                                                              Shares              Amount           Stage
                                                              ------              ------         -----------


Balance forward                                                10,980,000  $          557,500  $          -

Issuance of common stock for cash
 at $1.00 per share                                                10,000              10,000             -

Issuance of common stock for cash
 at $1.00 per share                                                10,000              10,000             -

Net loss from inception on
 October 20, 1999 through
 March 31, 2000                                                    -                   -              (1,069,931)
                                                       ------------------  ------------------  -----------------

Balance, March 31, 2000                                        11,000,000  $          577,500  $      (1,069,931)
                                                       ==================  ==================  =================


  The accompanying notes are an integral part of these financial statements.

                                  CRYOCON, INC.
                          (A Development Stage Company)
                             Statement of Cash Flows


                                                                                                            From
                                                                                                    Inception on
                                                                                                     October 20,
                                                                                                    1999 Through
                                                                                                       March 31,
                                                                                                            2000
                                                                                               -----------------


CASH FLOWS FROM OPERATING ACTIVITIES

   Net (loss)                                                                                  $      (1,069,931)
   Adjustments to reconcile net loss to net cash used by operating activities;
     Amortization and depreciation                                                                        42,299
     Common stock issued for services rendered                                                           535,500
   (Increase) decrease in:
     Accounts receivable                                                                                 (12,611)
     Accounts payable and accrued expenses                                                               156,025
                                                                                               -----------------

       Net Cash Used by Operating Activities                                                            (348,718)
                                                                                               -----------------

CASH FLOWS FROM INVESTING ACTIVITIES

   Purchase or development of intangibles                                                               (449,000)
   Equipment purchases                                                                                  (222,951)
   Purchase of building                                                                               (2,050,000)
                                                                                               -----------------

       Net Cash (Used) by Investing Activities                                                        (2,721,951)
                                                                                               -----------------

CASH FLOWS FROM FINANCING ACTIVITIES

   Issuance of common stock for cash                                                                      42,000
   Issuance of notes payable                                                                           3,105,846
   Payments made on notes payable                                                                         (5,406)
                                                                                               -----------------

       Net Cash Provided by Financing Activities                                                       3,142,440
                                                                                               -----------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                                 71,771

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                                          -
                                                                                               -----------------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                     $          71,771
                                                                                               =================

CASH PAID FOR:

   Interest                                                                                    $           3,944
   Income taxes                                                                                $          -

Schedule of Non-Cash Financing Activities:

   Common stock issued for services                                                            $         535,500

  The accompanying notes are an integral part of these financial statements.

                                  CRYOCON, INC.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                                 March 31, 2000


NOTE 1 -          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         General Information
         -------------------

              Cryocon, Inc. (the Company) is a privately held corporation organized under the laws of the State of Utah in October 1999. The Company's authorized capital stock consists of 20,000,000 shares of common stock, with no par value, of which 11,000,000 shares have been issued and are outstanding, and no shares of preferred stock are authorized. All of the Company's shares have been duly authorized, validly issued, and are fully paid and non-assessable. The Company is engaged in the study of extremely low temperatures and how materials react to those temperatures and treating various materials with those temperatures to improve their characteristics.

         Revenue Recognition
         -------------------

              Revenue is recognized on an accrual basis when the product is shipped.

         Property and Equipment
         ----------------------

              Property and equipment are stated at cost with depreciation and amortization computed on the straight-line method. Property and equipment are depreciated over the following estimated useful lives:

                                                                      Years
                                                                      -----
                           Office furniture                            5-10
                           Machinery and equipment                        5
                           Building                                    39.5
                           Shop equipment                                10


               Patents, Trademarks and Licenses
               --------------------------------


                                                                                                      Net Book
                                                                                                       Value
                                                 Term              Cost              Amortization       2000
                                            ----------------  ------------------  ---------------  ----------------

               Product rights                   5 years       $          100,000  $         6,666  $         93,334
               Customer lists, patents
                  and trademarks                5 years                  349,000           23,267           325,733
                                            ----------------  ------------------  ---------------  ----------------

                                                              $          449,000  $        29,933  $        419,067
                                                              ==================  ===============  ================

              Product rights, customer lists, patents and trademarks have been capitalized and amortized over five years using a straight line method. The total amortization of production costs for the year ended March 31, 2000 amounted to $29,933

              The Company evaluates the recoverability of intangibles and reviews the amortization period on an annual basis. Several factors are used to evaluate intangibles, including, but not limited to, management's plans for future operations, recent operating results and projected, undiscounted cash flows.

                                  CRYOCON, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2000


NOTE 1 -      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

              Basic Loss Per Share
              --------------------

                                    For the Year Ended
                                      March 31, 2000
                       -----------------------------------------------------
                           Loss               Shares             Per Share
                        (Numerator)         (Denominator)        Amount
                       -----------         -------------    -----------------

                   $       (1,069,931) $        3,472,710  $           (0.31)
                   ==================  ==================  =================



              Cash Flows
              ----------

              For purposes of reporting cash flows, cash and cash equivalents include cash on hand and cash on deposit with banks.

              Income Taxes
              ------------

              The Company's tax basis is the same as the Company's financial statement basis. The Company has net operating loss carryforwards of approximately $1,070,000 available to offset future federal and state income tax through 2020. The Company has not recorded a tax benefit attributable to the carryforwards because realization of such has been offset by a valuation allowance for the same amount.

              Production Costs
              ----------------

              The Company classifies the costs of planning, designing and establishing the technological feasibility of development costs and charges those costs to expense when incurred. Costs of maintenance and customer support are charged to expense when costs are incurred.

              Advertising
              -----------

              The  Company   follows  the  policy  of  charging   the  costs  of
              advertising to expense as incurred.

              Estimates
              ---------

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                  CRYOCON, INC.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                                 March 31, 2000


NOTE 1 -      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

              Change in Accounting Principles
              -------------------------------

              The Company adopted  Statement of Financial  Accounting  Standards
              (SFAS) No. 128, "Earnings Per Share" during the year ended March 31, 2000. In accordance with SFAS No. 128, diluted earnings per share must be calculated when an entity has convertible securities, warrants, options, and other securities that represent potential common shares. The purpose of calculating diluted earnings (loss) per share is to show (on a proforma basis) per share earnings or losses assuming the exercise or conversion of all securities that are exercisable or convertible into common stock and that would either dilute or not affect basis of EPS.

NOTE 2 -      PROPERTY AND EQUIPMENT

              Property and equipment as of March 31, 2000 are detailed in the following summary:


                                                                                                     Net Book
                                                                                 Accumulated          Value
                                                              Cost              Depreciation           2000
                                                              ----              ------------        ---------

              Office furniture and fixtures             $          110,665  $            1,711  $          108,954
              Machinery and equipment                              103,503               1,932             101,571
              Building improvements                                  8,783                  73               8,710
              Building                                           2,050,000               8,650           2,041,350
                                                        ------------------  ------------------  ------------------

                       Total                            $        2,272,951  $           12,366  $        2,260,585
                                                        ==================  ==================  ==================

              Depreciation expense is computed principally on the straight-line method in amounts sufficient to write off the cost of depreciable assets over their estimated useful lives. Depreciation expense for the year ended March 31, 2000, amounted to $12,366.

NOTE 3 -      NOTE PAYABLE - RELATED PARTY

              Note payable to a related party as of March 31, 2000 is detailed in the following summary:

                                                                                                 2000
                                                                                                 ----

              Note payable to CEO; with an interest rate of 10%;
               unsecured; is due January 3, 2003.                                             $ 50,000

                     Total related party notes payable                                               -

                     Less: current portion                                                           -

                     Long-term portion                                                        $ 50,000
                                                                                              ========

                                      F-11

                                  CRYOCON, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2000


NOTE 3 -      RELATED PARTIES (Continued)

              Maturities of the related party debenture payable are as follows:

                     Period ending March 31,          2001      $         -
                                                      2002                -
                                                      2003           50,000
                                                                -----------

                                                      Total     $    50,000
                                                                ===========

NOTE 4 -      LONG-TERM DEBT

              Notes payable as of March 31, 2000 are detailed in the following summary:

                                                                                                  2000
                                                                                                  ----

              Note payable to a company; which includes
               interest at 21%; due March 2005, secured by vehicle.                         $      18,847

              Notes payable to a company; due
               December 2006, which includes interest at 8%.                                      193,593

              Convertible debentures to a company; due
               On demand, which includes interest at 8%.                                        1,038,000

              Note payable to a company due September 9, 2000,
               interest at 8%, secured by property.                                             1,800,000
                                                                                            -------------

                   Total long-term debt                                                         3,050,440

                   Less: current portion                                                        2,863,149

                   Long-term portion                                                        $     187,291
                                                                                            =============

              Maturities of long-term debt are summarized below:

                                  Period ending March 31,           2001                    $   2,863,149
                                                                    2002                           27,595
                                                                    2003                           30,325
                                                                    2004                           33,385
                                                                    2005                           36,579
                                                                    2006                           59,407
                                                                                            -------------

                                                                    Total                   $   3,050,440
                                                                                            =============

NOTE 5 -      COMMON STOCK

              The Company is authorized to issue 20,000,000 shares of common stock with no par value. In November of 1999, 10,225,000 shares were issued as founders shares to officers for the transfer of intangible assets and services valued at predecessor cost of $-0-.

                                  CRYOCON, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2000


NOTE 6 -      GOING CONCERN

              The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. It is the intent of the Company to acquire a publicly traded shell to facilitate the raising of equity capital. Until that time, the stockholders have committed to covering the operating costs of the Company.

NOTE 7 -      SUBSEQUENT EVENTS

              a.  Summary of Proposed Merger

              The Company executed an Agreement and Plan of Reorganization dated April 25, 2000 (the "Exchange Agreement") with ISO BLOCK Products USA, Inc., a Colorado corporation ("ISO"), pursuant to which it is anticipated that ISO will issue 44,000,000 shares to acquire all of the Company's issued and outstanding common stock from the existing holders, upon which the current shareholders of the
              Company will own approximately 86% of ISO. Pursuant to the Exchange Agreement, the existing board of ISO will resign at closing and be replaced by the current directors of the Company. The Exchange Agreement also contemplates that, following the closing of ISO's acquisition of the Company, the common stock of ISO will undergo a 1:4 reverse split in which each then outstanding common share of ISO will be changed into 1/4th of a share, and that ISO's corporate name will be changed to Cryocon, Inc. Closing under the Exchange Agreement is anticipated to take place on July 31, 2000.

              b.  Issuance of Further Debentures

              On April 15, 2000, the Board of Directors unanimously authorized the execution of a Securities Purchase Agreement, Convertible Debenture and related documents with Paragon Venture Capital Fund
              IV. The Agreement provided for the payment of cash in the amount of $475,000.00. The debenture is convertible for stock immediately following the closing of an acquisition with a publicly traded shell for 237,500 shares of common stock.

              On July 7, 2000, Cryocon executed an outline of an agreement setting forth the terms for the issuance of a Convertible Debenture which provides for the payment of $1,000,000; $500,000 upon the closing of an acquisition with ISO Block; and, $500,000 within 30 days of closing. The Debenture is convertible for stock with the floor price set at $3.00/share (post the four to one reverse split) for a total stock issuance at 333,333 shares.

              The debenture is convertible for stock immediately following the closing of an acquisition with a publicly traded shell for 1,294,600 shares of common stock.

 .
                                      F-13

                                  EXHIBIT INDEX

Exhibit No.                        Description


2.1 Agreement and Plan of Reorganization, dated as of April 25, 2000, by and among the Registrant and Cryocon.